Exhibit 99.1

Foothills Announces Drilling Results on its Labokay Well

DENVER, Colorado, February 13, 2017 / GlobeNewsWire / Foothills Exploration, Inc. (FTXP) (the “Company” or “Foothills”), an independent oil and gas exploration company engaged in the acquisition and development of oil and gas properties in the Rockies and Gulf Coast, today announced that the Company has reached total depth in its Labokay Prospect well located in Calcasieu Parish, Louisiana. The well was drilled to a total measured depth of 8,795 feet where hydrocarbons shows were present, but not in commercial quantities to warrant completion. The well will be plugged and abandoned as required. The Company estimates well costs for the Labokay at ~$1.1 MM including plugging and abandonment liability.

“After encountering hydrocarbon pay in non-commercial quantities, we have decided to plug and abandon the Labokay well,” stated B.P. Allaire, CEO of Foothills Exploration. “We are disappointed by these results, but will continue to focus on low cost high impact opportunities in the Gulf Coast region and also continue to evaluate prospective acquisitions of producing properties with upside development potential in the Rockies.”

About the Company

Foothills Exploration, Inc. (FTXP), based in Denver, Colorado, is a growth stage oil and gas exploration and production (E&P) company with focus and expertise in acquisition and development of onshore and offshore properties. The Company’s assets are located across well-established plays in the Rocky Mountain and Gulf Coast regions. For additional information please visit the Foothills website at http://ir.foothillspetro.com/

Forward-Looking Statements

All statements, other than statements of historical facts, included in this release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on certain assumptions we made based on management's experience, perception of historical trends and technical analyses, current conditions, capital plans, drilling plans, production expectations, our abilities to raise adequate additional capital to support our acquisition, development and drilling activities, anticipated future developments, and other factors believed to be appropriate and reasonable by management. When used in this release, words such as "will," “possible,” "potential," "believe," "estimate," "intend," "expect," "may," "should," "anticipate," "could," "plan," "predict," "project," "profile," "model," "strategy," "future" or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning our future operating results and returns or our ability to acquire or develop proven or probable reserves, our ability to replace or increase reserves, increase production, or generate income or cash flows are forward-looking statements.

Forward-looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. As a result, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. We are currently a pre-revenue company and our securities are subject to considerable risk. Investors are cautioned to review FTXP’s filings with the Securities and Exchange Commission for a discussion of risk and other factors that affect our business. Any forward-looking statement made by us in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Investor Contact

MZ Group
Derek Gradwell
SVP, Natural Resources
Email: dgradwell@mzgroup.us
Tel: 512-270-6990

Web: www.mzgroup.com